UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22148

PowerShares Actively Managed Exchange-Traded Fund Trust
(Exact name of registrant as specified in charter)

301 W. Roosevelt Road Wheaton, IL			60187
(Address of principal executive offices)			(Zip code)

Andrew Schlossberg President 301 W. Roosevelt Road Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-983-0903

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2012 Annual Report to Shareholders

October 31, 2012

PowerShares Active Low Duration Fund (PLK)

PowerShares Active Mega Cap Fund (PMA)

PowerShares Active U.S. Real Estate Fund (PSR)

Table of Contents

The Market Environment	2
Manager's Analysis	4
Frequency Distribution of Discounts & Premiums	10
Fees and Expenses	12
Actively Managed Funds
Schedules of Investments
PowerShares Active Low Duration Fund (PLK)	13
PowerShares Active Mega Cap Fund (PMA)	15
PowerShares Active U.S. Real Estate Fund (PSR)	16
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	35
Tax Information	36
Trustees and Officers	37

The Market Environment

Fixed Income:

As negative headlines faded during the fall of 2011, U.S. financial markets rebounded throughout the winter and into the spring of 2012. In the U.S. bond market, this rally came in the form of increased demand for risk assets and investor rotation into the non-government bond sectors in search of yield. In March, markets paused, and while corporate earnings still offered support for fundamental valuations and credit quality, investor confidence began to wane in the absence of new growth drivers and the continued overhang of the Eurozone crisis. By May, the U.S. stock market had fallen into decline, Treasury yields were pushed to historic lows, and credit spreads had widened in response to the heightened market volatility on fears of an unraveling of the euro and renewed signs of a slumping global economy. Despite the unsettled market environment, total returns for the U.S. fixed income markets were positive through the first half of the fiscal year, buoyed by falling interest rates, low default expectations, and sustained investor demand for yield.

As the second half of the fiscal year began, Treasury yields remained low and range bound due to persistent global economic uncertainties, but renewed risk appetites within the bond market began to be rewarded. Favorable corporate fundamentals and highly supportive supply/demand dynamics combined to drive corporate bonds to outperform government bonds as credit spreads narrowed to the tightest levels seen in the past year. In September, the U.S. Federal Reserve ("the Fed") announced a third round of quantitative easing ("QE3") to spur economic activity, helping extend the spread sector bond rally into the Agency MBS market. By the end of the fiscal year, U.S. fixed income markets had finished on a positive note, with Treasury yields lower, credit spreads narrower, and positive 6- and 12-month returns across nearly all government and non-government sectors.

Domestic Equity:

The fiscal year began with improving economic data in the U.S. and a rally in equities that continued almost uninterrupted into the spring of 2012. However, the ongoing Eurozone sovereign debt crisis intensified in April and May, dominating headlines and creating significant volatility in equity markets across the globe.

This negative news from overseas precipitated a slowdown in the U.S., where economic data began to decelerate as manufacturing, employment, consumer spending and consumer confidence weakened over the summer. While corporate earnings remained solid, financial markets were influenced by macroeconomic developments for much of the reporting period. As the fiscal year drew to a close, fears about the fate of the Eurozone began to subside after the European Central Bank ("ECB") announced new measures to support Eurozone economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the Fed to initiate a third round of QE3 by promising to remain accommodative until the labor market outlook improved materially. The Fed's action initially bolstered equity markets, but the potential impact on employment and economic conditions remained uncertain. At the close of the reporting period, market volatility increased as many investors remained concerned about the uncertainty surrounding the outcome of the presidential election and the so-called "fiscal cliff" – a variety of tax increases and spending cuts scheduled to take effect in January 2013, unless an agreement is reached between the White House and Congress.

Despite volatility for much of the reporting period, major equity market indexes delivered double-digit gains, and all ten sectors of the S&P 500® Index had positive returns.

The Market Environment (Continued)

International Equity:

During the reporting period ended October 31, 2012, global equity markets remained volatile. At the beginning of the reporting period, macro events – ranging from continuing political instability in the Middle East, lingering economic effects of the March 2011 earthquake and tsunami in Japan, the ongoing Eurozone sovereign debt crisis, effects of Standard & Poor's first-ever downgrade of U.S. debt in August 2011, a slowing Chinese property market and generally higher inflation across the developing world – weighed on global economic growth and equity markets. While the markets rebounded modestly in December 2011, macroeconomic concerns continued, stemming largely from the unstable economic conditions of Greece and Spain.

Toward the end of the reporting period, global central banks announced a series of stimulative policies. ECB announced new measures to support Eurozone economies through potentially unlimited purchases of sovereign debt, with ECB President Mario Draghi pledging to "do whatever it takes" to save the euro (although key details of the plan remain unresolved). The Fed announced a third round of QE3 by promising to remain accommodative until the U.S. labor market outlook improved materially. Also, the Bank of Japan took steps to increase its asset purchase program. These easing measures were well-received by investors and helped drive international equity markets higher in the final months of the reporting period, despite signs of a continued slowdown in global economic growth.

Manager's Analysis

PowerShares Active Low Duration Fund (ticker: PLK)

The investment objective of the PowerShares Active Low Duration Fund (the "Fund") is total return. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in a portfolio of U.S. government, corporate and agency debt securities. The Fund seeks to outperform the Barclays 1-3 Year U.S. Treasury Index (a "Benchmark Index"), by analyzing a variety of specific factors affecting the return on investments relative to the Benchmark Index and by applying an actively managed portfolio construction and security selection total return strategy. In constructing the Fund's portfolio, Invesco Advisers, Inc., the Fund's sub-adviser, considers macro-economic and sector level factors such as economic or political conditions and monetary policy, as well as issuer-specific factors such as cash flow coverage, revenue growth, stable or improving credit ratings and business margin improvement.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 0.72%, and on a net asset value ("NAV") basis, the Fund returned 0.84%. During the same reporting period, the Benchmark Index returned 0.42%, while the Barclays U.S. Aggregate Index returned 5.25%.

During the year, interest rates declined almost without interruption. The Fund was long duration relative to the Benchmark Index and had exposure to maturities longer than the Benchmark Index. Both of those positions added additional return relative to the Benchmark Index. In addition, the Fund benefitted from the additional yield provided by corporate bonds held in the portfolio.

Duration Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Maturing in less than 1 year	1.0
Maturing in 1 to 5 years	93.2
Maturing in 6 to 10 years	3.1
Money Market Fund	2.4
Other assets less liabilities	0.3

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Security
United States Treasury Notes, 2.125, 05/31/15	9.9
United States Treasury Notes, 2.250, 01/31/15	7.1
United States Treasury Notes, 0.500, 10/15/14	7.1
Federal National Mortgage Association, 0.750, 12/19/14	5.3
Federal Home Loan Bank, 0.500, 11/20/15	5.2
United States Treasury Notes, 0.250, 05/15/15	4.7
Federal Home Loan Mortgage Corporation, 0.500, 04/17/15	3.9
United States Treasury Notes, 2.125, 12/31/15	2.8
Federal Farm Credit Bank, 1.625, 11/19/14	2.7
Federal Home Loan Mortgage Corp., 0.750, 11/25/14	2.6
Total	51.3

Manager's Analysis (Continued)

PowerShares Active Low Duration Fund (ticker: PLK)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of October 31, 2012

		Avg. Ann.††	Fund Inception†
	1 Year	3 Year	Avg. Ann.††	Cumulative
Index
Barclays 1-3 Year U.S. Treasury Index	0.42%	1.35%	1.87%	8.84%
Barclays U.S. Aggregate Index	5.25%	6.08%	6.00%	30.63%
Fund
NAV Return	0.84%	1.29%	1.76%	8.26%
Share Price Return	0.72%	1.44%	1.66%	7.79%

Fund Inception: April 11, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

The Barclays 1-3 Year U.S. Treasury Index and Barclays U.S. Aggregate Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in bond market conditions based on the average performance of approximately 70 and 8,050 securities, respectively.

Benchmark Indices performance results are based upon a hypothetical investment in its constituent securities. Benchmark Indices returns do not represent Fund returns. An investor cannot invest directly in an index. The Benchmark Indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares Active Mega Cap Fund (ticker: PMA)

The investment objective of PowerShares Active Mega Cap Fund (the "Fund") is long-term growth of capital. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in a portfolio of equity securities of mega-capitalization companies. The Fund principally purchases common stock. The Fund considers a company to be a mega-capitalization company if it has a market capitalization, at the time of purchase, equal to or greater than the market capitalization of the smallest company in the Russell Top 200® Index (a "Benchmark Index"). In seeking to outperform the Benchmark Index, Invesco Advisers, Inc., the Fund's sub-adviser, evaluates fundamental and behavioral factors to forecast individual security returns and applies proprietary and non-proprietary risk and transaction cost models to forecast individual security risk and transaction costs.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 13.36%, and on a net asset value ("NAV") basis, the Fund returned 14.54%. During the same reporting period, the Benchmark Index returned 16.15%, while the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, the Health Care sector contributed most significantly to the Fund's return, followed by the Financials and Energy sectors, respectively. Within the Health Care Sector, stock selection was most rewarded in biotechs, while for Financials it was financial services and for Energy it was oil services. Attractive valuations are an important element of the Fund's investment process, and good results for stocks that were cheaper than their peers aided returns in these sectors. There were no detracting sectors.

Positions that contributed most significantly to the Fund's return included Amgen Inc., a health care company (portfolio average weight of 4.92%) and Apple Inc., an information technology company (portfolio average weight of 5.60%). Positions that detracted most significantly from the Fund's return included Dell Inc., an information technology company (portfolio average weight of 3.95%) and Cisco Systems Inc., an information technology company (portfolio average weight of 4.73%).

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2012

Information Technology	29.3
Financials	21.6
Health Care	18.8
Energy	17.3
Industrials	5.0
Telecommunication Services	3.8
Materials	2.0
Consumer Staples	1.4
Consumer Discretionary	0.6
Utilities	0.2
Liabilities in excess of other assets	(0.0)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Growth	59.0
Large-Cap Value	41.0

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Exxon Mobil Corp.	6.4
Cisco Systems Inc.	5.7
Apple Inc.	5.7
Microsoft Corp.	5.4
Amgen Inc.	5.3
Chevron Corp.	4.6
Pfizer Inc.	4.2
UnitedHealth Group Inc.	3.7
Allstate Corp. (The)	3.4
ConocoPhillips	3.3
Total	47.7

Manager's Analysis (Continued)

PowerShares Active Mega Cap Fund (ticker: PMA)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of October 31, 2012

		Avg. Ann.††	Fund Inception†
	1 Year	3 Year	Avg. Ann.††	Cumulative
Index
Russell Top 200® Index	16.15%	12.66%	3.36%	16.34%
S&P 500® Index	15.21%	13.21%	3.71%	18.15%
Fund
NAV Return	14.54%	13.24%	5.14%	25.64%
Share Price Return	13.36%	13.28%	5.14%	25.63%

Fund Inception: April 11, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

The Russell Top 200® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 193 and 500 securities, respectively.

Benchmark Indices performance results are based upon a hypothetical investment in its constituent securities. Benchmark Indices returns do not represent Fund returns. An investor cannot invest directly in an index. The Benchmark Indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares Active U.S. Real Estate Fund (ticker: PSR)

The investment objective of PowerShares Active U.S. Real Estate Fund (the "Fund") is high total return through growth of capital and current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in securities of companies that are principally engaged in the U.S. real estate industry and included within the FTSE NAREIT Equity REITs Index (a "Benchmark Index"). The Fund plans to invest principally in equity real estate investment trusts ("REITs"). In constructing the portfolio, Invesco Advisers, Inc., the Fund's sub-adviser, analyzes quantitative and statistical metrics to identify attractively priced securities.

For the fiscal year ended October 31, 2012, on a share price basis, the Fund returned 13.03%, and on a net asset value ("NAV") basis, the Fund returned 13.22%. During the same reporting period, the Benchmark Index returned 14.94%, while the S&P 500® Index returned 15.21%.

For the year ended October 31, 2012, the Specialized REITs sub-industry contributed most significantly to the Fund's return, followed by the Retail REITs and Office REITs sub-industry, respectively. There were no detracting sub-industries. In the Specialized REIT sub-industry, the Fund received positive contribution from American Tower Corp, which has benefited from an above average growth earnings growth profile driven by strong demand for cellular towers. Among the Retail REITs, better retail sales growth has led to increased tenant demand for new retail space, and occupancy and rent revenue has increased. In the Office REIT sub-industry, the Fund benefited from positions in stocks exposed to higher growth office markets in the United States, particularly the San Francisco Bay Area, which has seen improved demand for office space from technology companies.

Positions that contributed most significantly to the Fund's return included Simon Property Group Inc., a retail REITs company (portfolio average weight of 10.46%) and American Tower Corp., a specialized REITs company (portfolio average weight of 4.52%). Positions that detracted most significantly from the Fund's return included UDR Inc., a residential REITs company (portfolio average weight of 1.47%) and Franklin Street Properties Corp., an office REITs company (no longer held in portfolio).

Property Type and Industry Breakdown

(% of the Fund's Net Assets) as of

October 31, 2012

Diversified	21.8
Apartments	20.2
Regional Malls	13.7
Health Care	12.6
Office Property	10.1
Shopping Centers	5.9
Storage	5.4
Hotels	5.2
Warehouse/Industrial	5.1
Money Market Fund	0.0
Liabilities in excess of other assets	(0.0)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2012

Large-Cap Value	33.9
Mid-Cap Value	30.5
Large-Cap Growth	19.3
Mid-Cap Growth	8.0
Small-Cap Value	6.9
Small-Cap Growth	1.4

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2012

Simon Property Group Inc.	7.4
American Tower Corp.	6.8
Ventas Inc.	6.0
Prologis Inc.	5.1
Vornado Realty Trust	4.6
AvalonBay Communities Inc.	4.2
Public Storage	4.2
Host Hotels & Resorts Inc.	3.6
DDR Corp.	3.6
Macerich Co. (The)	3.4
Total	48.9

Manager's Analysis (Continued)

PowerShares Active U.S. Real Estate Fund (ticker: PSR)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of October 31, 2012

		Avg. Ann.††	Fund Inception†
	1 Year	3 Year	Avg. Ann.††	Cumulative
Index
FTSE NAREIT Equity REITs Index	14.94%	21.90%	24.40%	135.59%
S&P 500® Index	15.21%	13.21%	14.79%	71.63%
Fund
NAV Return	13.22%	21.40%	32.07%	199.66%
Share Price Return	13.03%	21.32%	32.25%	201.28%

Fund Inception: November 20, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and Shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.80% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the cash redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

The FTSE NAREIT Equity REITs Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 129 and 500 securities, respectively.

Benchmark Indices performance results are based upon a hypothetical investment in its constituent securities. Benchmark Indices returns do not represent Fund returns. An investor cannot invest directly in an index. The Benchmark Indices does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†  Fund returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Frequency Distribution of Discount & Premiums

Since Inception through October 31, 2012

				Closing Price Above NAV (bps)
Ticker	Fund Name	Inception	Trading Days	0-24	25-49	50-99	100-149	150-199	200+
PLK	PowerShares Active Low Duration Fund	4/11/08	1,149	274	75	56	8	6	25
PMA	PowerShares Active Mega Cap Fund	4/11/08	1,149	478	27	24	14	10	16
PSR	PowerShares Active U.S. Real Estate Fund	11/20/08	993	411	15	11	8	6	55

	Closing Below NAV (bps)
Ticker	0-24	-25-49	-50-99	-100-149	-150-199	-200+
PLK	559	50	53	13	12	18
PMA	515	22	26	10	1	6
PSR	451	14	5	4	3	10

Fees and Expenses

As a shareholder of a Fund of the PowerShares Actively Managed Exchange-Traded Fund Trust, you incur a unitary management fee. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2012.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares Active Low Duration Fund (PLK) Actual	$1,000.00	$1,003.54	0.29%	$1.46
Hypothetical (5% return before expenses)	$1,000.00	$1,023.68	0.29%	$1.48
PowerShares Active Mega Cap Fund (PMA) Actual	$1,000.00	$1,014.78	0.75%	$3.80
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	0.75%	$3.81
PowerShares Active U.S. Real Estate Fund (PSR) Actual	$1,000.00	$998.64	0.80%	$4.02
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	0.80%	$4.06

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2012. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent half year may differ from expense ratios based on the one year data in the Financial Highlights.

Schedule of Investments

PowerShares Active Low Duration Fund (PLK)

October 31, 2012

Principal Amount		Value
	Long-Term Investments—96.3%
	Corporate Bonds—12.0%
$50,000	Altera Corp. 1.750%, 05/15/17	$51,342
75,000	Anheuser-Busch InBev Worldwide, Inc. 2.875%, 02/15/16	79,598
50,000	ArcelorMittal (Luxembourg) 4.250%, 02/25/15(a)	50,036
60,000	Bank of New York Mellon Corp. (The), MTN 1.200%, 02/20/15	60,835
50,000	Express Scripts Holding Co. 3.500%, 11/15/16(b)	54,118
50,000	General Electric Capital Corp., MTN 2.300%, 04/27/17	51,704
50,000	GlaxoSmithKline Capital PLC (United Kingdom) 0.750%, 05/08/15	50,255
50,000	Goldman Sachs Group, Inc. (The) 3.300%, 05/03/15	52,252
30,000	Heineken NV (Netherlands) 0.800%, 10/01/15(b)	30,082
50,000	Ingredion, Inc. 4.625%, 11/01/20	55,880
25,000	Kellogg Co. 1.125%, 05/15/15	25,231
50,000	Merck & Co., Inc. 1.100%, 01/31/18	50,204
50,000	National Bank of Canada (Canada) 1.500%, 06/26/15	51,105
50,000	Raytheon Co. 1.625%, 10/15/15	51,117
20,000	Safeway, Inc. 4.750%, 12/01/21	20,959
50,000	Southern Power Co., Series D 4.875%, 07/15/15	55,060
50,000	United Parcel Service, Inc. 1.125%, 10/01/17	50,659
50,000	UnitedHealth Group, Inc. 0.850%, 10/15/15	50,240
25,000	Watson Pharmaceuticals, Inc. 1.875%, 10/01/17	25,370
		916,047
	United States Government and Agency Obligations—84.3%
	Federal Farm Credit Bank—2.7%
200,000	1.625%, 11/19/14	205,415
	Federal Home Loan Bank—5.2%
400,000	0.500%, 11/20/15	400,890
	Federal Home Loan Mortgage Corporation—11.9%
300,000	0.500%, 04/17/15	301,169
200,000	0.625%, 12/29/14	201,265
200,000	0.750%, 11/25/14	201,846
Principal Amount			Value
		Long-Term Investments (Continued)
		Federal Home Loan Mortgage Corporation (Continued)
$100,000		1.000%, 03/08/17	$101,117
100,000		1.000%, 07/28/17, Series 1	101,161
			906,558
		Federal National Mortgage Association—15.8%
200,000		0.500%, 05/27/15	200,649
200,000		0.500%, 09/28/15, Series 1	200,497
400,000		0.750%, 12/19/14	403,583
200,000		0.875%, 08/28/17	201,073
200,000		0.875%, 10/26/17	200,514
			1,206,316
		United States Treasury Inflation Indexed Notes—3.6%
151,812	(c)	0.125%, 04/15/17	162,913
100,181	(c)	0.125%, 07/15/22	109,808
			272,721
		United States Treasury Notes—45.1%
50,000		0.250%, 02/15/15	49,926
360,000		0.250%, 05/15/15	359,185
540,000		0.500%, 10/15/14	542,257
50,000		0.625%, 07/15/14	50,301
125,000		0.875%, 01/31/17	126,484
190,000		1.000%, 05/15/14	192,182
165,000		1.000%, 08/31/16	168,004
155,000		1.875%, 04/30/14	158,754
100,000		1.875%, 09/30/17	105,656
720,000		2.125%, 05/31/15(d)	752,794
200,000		2.125%, 12/31/15	210,672
520,000		2.250%, 01/31/15	542,466
170,000		4.000%, 02/15/15	184,224
			3,442,905
		Total United States Government and Agency Obligation	6,434,805
		Total Long-Term Investments (Cost $7,265,169)	7,350,852
		Short-Term Investments—3.4%
		Corporate Bonds—1.0%
80,000		Citigroup Funding, Inc. 2.250%, 12/10/12	80,165

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Active Low Duration Fund (PLK)

October 31, 2012

Number of Shares		Value
	Short-Term Investments (Continued)
	Money Market Fund—2.4%
181,963	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class	$181,963
	Total Short-Term Investments (Cost $261,739)	262,128
	Total Investments (Cost $7,526,908)—99.7%	7,612,980
	Other assets less liabilities—0.3%	22,542
	Net Assets—100.0%	$7,635,522

Investment Abbreviations:

MTN—Medium Term Note

Notes to Schedule of Investments:

(a)  Denotes step-up bond. The rate indicated is the current coupon as of October 31, 2012.

(b)  Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2012 was $84,200, which represented 1.10% of the Fund's Net Assets.

(c)  Principal amount of security and interest payment are adjusted for inflation.

(d)  All or a portion of the value was pledged as collateral for financial futures contracts. See Note 2H and Note 5.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Active Mega Cap Fund (PMA)

October 31, 2012

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—0.6%
913	TJX Cos., Inc. (The)	$38,008
	Consumer Staples—1.4%
1,408	Archer-Daniels-Midland Co.	37,791
963	CVS Caremark Corp.	44,683
		82,474
	Energy—17.3%
2,443	Chevron Corp.	269,243
3,400	ConocoPhillips	196,690
4,102	Exxon Mobil Corp.	373,980
987	Marathon Oil Corp.	29,669
1,174	National Oilwell Varco, Inc.	86,524
1,251	Phillips 66	58,997
		1,015,103
	Financials—21.6%
4,933	Allstate Corp. (The)	197,221
2,316	Bank of America Corp.	21,585
2,379	Bank of New York Mellon Corp. (The)	58,785
380	BB&T Corp.	11,001
1,019	Berkshire Hathaway, Inc., Class B(a)	87,991
306	Capital One Financial Corp.	18,412
1,876	Citigroup, Inc.	70,144
4,532	Discover Financial Services	185,812
2,376	JPMorgan Chase & Co.	99,032
482	MetLife, Inc.	17,106
1,183	Simon Property Group, Inc. REIT	180,064
1,160	State Street Corp.	51,701
324	Travelers Cos., Inc. (The)	22,985
4,523	U.S. Bancorp	150,209
2,893	Wells Fargo & Co.	97,465
		1,269,513
	Health Care—18.8%
3,594	Amgen, Inc.	311,043
72	Celgene Corp.(a)	5,279
3,632	Eli Lilly & Co.	176,624
3,099	Merck & Co., Inc.	141,408
10,005	Pfizer, Inc.	248,824
3,905	UnitedHealth Group, Inc.	218,680
		1,101,858
	Industrials—5.0%
6,022	General Electric Co.	126,823
239	Lockheed Martin Corp.	22,387
1,234	Northrop Grumman Corp.	84,764
1,031	Raytheon Co.	58,313
		292,287
Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Information Technology—29.3%
146	Accenture PLC, Class A (Ireland)	$9,842
1,174	Adobe Systems, Inc.(a)	39,916
558	Apple, Inc.	332,066
19,554	Cisco Systems, Inc.	335,155
10,383	Dell, Inc.	95,835
6,830	Intel Corp.	147,699
544	International Business Machines Corp.	105,824
11,054	Microsoft Corp.	315,426
1,475	Motorola Solutions, Inc.	76,228
1,056	Visa, Inc., Class A	146,530
6,791	Yahoo!, Inc.(a)	114,157
		1,718,678
	Materials—2.0%
611	Freeport-McMoRan Copper & Gold, Inc.	23,756
1,487	LyondellBasell Industries NV, Class A (Netherlands)	79,391
380	Southern Copper Corp.	14,478
		117,625
	Telecommunication Services—3.8%
3,402	AT&T, Inc.	117,675
2,388	Verizon Communications, Inc.	106,600
		224,275
	Utilities—0.2%
306	Public Service Enterprise Group, Inc.	9,804
	Total Investments (Cost $5,542,207)—100.0%	5,869,625
	Liabilities in excess of other assets—(0.0)%	(1,735)
	Net Assets—100.0%	$5,867,890

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Active U.S. Real Estate Fund (PSR)

October 31, 2012

Number of Shares		Value
	Real Estate Investment Trusts—100.0%
	Apartments—20.2%
25,011	Apartment Investment & Management Co., Class A	$667,544
6,894	AvalonBay Communities, Inc.	934,551
5,504	BRE Properties, Inc.	266,118
5,769	Camden Property Trust	378,619
6,174	Colonial Properties Trust	133,544
10,776	Equity Residential	618,650
2,520	Essex Property Trust, Inc.	378,000
5,303	Home Properties, Inc.	322,369
2,889	Mid-America Apartment Communities, Inc.	186,947
3,818	Post Properties, Inc.	186,357
18,855	UDR, Inc.	457,611
		4,530,310
	Diversified—21.8%
20,325	American Tower Corp.	1,530,269
4,322	Digital Realty Trust, Inc.	265,501
4,494	DuPont Fabros Technology, Inc.	96,441
8,394	Liberty Property Trust	294,797
11,376	Plum Creek Timber Co., Inc.	499,406
1,295	PS Business Parks, Inc.	83,048
8,663	Rayonier, Inc.	424,574
12,958	Vornado Realty Trust	1,039,361
4,677	Washington REIT	120,246
18,936	Weyerhaeuser Co.	524,338
		4,877,981
	Health Care—12.6%
10,234	HCP, Inc.	453,366
11,546	Health Care REIT, Inc.	686,179
2,163	LTC Properties, Inc.	71,401
11,743	Senior Housing Properties Trust	258,111
21,276	Ventas, Inc.	1,346,132
		2,815,189
	Hotels—5.2%
13,532	DiamondRock Hospitality Co.	114,751
56,003	Host Hotels & Resorts, Inc.	809,803
6,205	LaSalle Hotel Properties	148,548
9,662	Sunstone Hotel Investors, Inc.(a)	95,461
		1,168,563
	Office Property—10.1%
4,322	Alexandria Real Estate Equities, Inc.	304,399
10,769	BioMed Realty Trust, Inc.	205,903
3,774	Boston Properties, Inc.	401,176
5,208	Highwoods Properties, Inc.	167,958
4,872	Kilroy Realty Corp.	216,366
6,156	Mack-Cali Realty Corp.	159,994
12,290	Piedmont Office Realty Trust, Inc., Class A	218,762
7,706	SL Green Realty Corp.	580,262
		2,254,820
Number of Shares		Value
	Real Estate Investment Trusts (Continued)
	Regional Malls—13.7%
33,493	General Growth Properties, Inc.	$658,472
13,336	Macerich Co. (The)	760,152
10,838	Simon Property Group, Inc.	1,649,652
		3,068,276
	Shopping Centers—5.9%
52,721	DDR Corp.	809,795
4,769	Federal Realty Investment Trust	514,241
		1,324,036
	Storage—5.4%
21,789	CubeSmart	285,872
6,724	Public Storage	932,148
		1,218,020
	Warehouse/Industrial—5.1%
33,212	Prologis, Inc.	1,138,839
	Total Real Estate Investment Trusts (Cost $21,402,088)	22,396,034
	Money Market Fund—0.0%
8,846	Goldman Sachs Financial Square Prime Obligations—Institutional Share Class (Cost $8,846)	8,846
	Total Investments (Cost $21,410,934)—100.0%	22,404,880
	Liabilities in excess of other assets—(0.0)%	(10,843)
	Net Assets—100.0%	$22,394,037

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Non-income producing security.

See Notes to Financial Statements.

This page intentionally left blank

Statements of Assets and Liabilities

October 31, 2012

	PowerShares Active Low Duration Fund (PLK)	PowerShares Active Mega Cap Fund (PMA)	PowerShares Active U.S. Real Estate Fund (PSR)
ASSETS:
Investments, at value	$7,612,980	$5,869,625	$22,404,880
Dividends and interest receivables	28,651	6,283	13,306
Total Assets	7,641,631	5,875,908	22,418,186
LIABILITIES:
Due to custodian	—	4,222	8,725
Variation margin payable	4,234	—	—
Accrued unitary management fees	1,875	3,796	15,424
Total Liabilities	6,109	8,018	24,149
NET ASSETS	$7,635,522	$5,867,890	$22,394,037
NET ASSETS CONSIST OF:
Shares of beneficial interest	$7,532,572	$6,313,235	$21,574,166
Undistributed net investment income	338	33,993	62,528
Undistributed net realized gain (loss)	17,786	(806,756)	(236,603)
Net unrealized appreciation	84,826	327,418	993,946
Net Assets	$7,635,522	$5,867,890	$22,394,037
Shares outstanding (unlimited amount authorized, $0.01 par value)	300,000	200,000	400,000
Net asset value	$25.45	$29.34	$55.99
Share price	$25.40	$29.35	$55.94
Investments, at cost	$7,526,908	$5,542,207	$21,410,934

See Notes to Financial Statements.

Statements of Operations

Year Ended October 31, 2012

	PowerShares Active Low Duration Fund (PLK)	PowerShares Active Mega Cap Fund (PMA)	PowerShares Active U.S. Real Estate Fund (PSR)
INVESTMENT INCOME:
Interest income	$83,374	$—	$—
Dividend income	—	167,257	516,147
Foreign withholding tax	—	(1,134)	—
Total Income	83,374	166,123	516,147
EXPENSES:
Unitary management fees	22,677	52,439	185,889
Net Investment Income	60,697	113,684	330,258
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investment securities	81,212	(218,417)	(276,233)
Futures contracts	(44,914)	—	—
In-kind redemptions	—	834,629	2,545,312
Net realized gain	36,298	616,212	2,269,079
Change in net unrealized appreciation (depreciation) on:
Investment securities	(33,182)	(45,663)	455,905
Futures contracts	(2,300)	—	—
Net change in unrealized appreciation (depreciation)	(35,482)	(45,663)	455,905
Net realized and unrealized gain	816	570,549	2,724,984
Net increase in net assets resulting from operations	$61,513	$684,233	$3,055,242

See Notes to Financial Statements.

Statements of Changes in Net Assets

	PowerShares Active Low Duration Fund (PLK)		PowerShares Active Mega Cap Fund (PMA)
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
OPERATIONS:
Net investment income	$60,697	$93,726	$113,684	$64,601
Net realized gain (loss)	36,298	(10,459)	616,212	238,668
Net change in unrealized appreciation (depreciation)	(35,482)	(6,477)	(45,663)	73,858
Net increase in net assets resulting from operations	61,513	76,790	684,233	377,127
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(60,359)	(93,726)	(92,855)	(81,438)
Capital gains	—	(16,909)	—	—
Return of capital	—	(23,768)	—	—
Total distributions to shareholders	(60,359)	(134,403)	(92,855)	(81,438)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	2,543,941	3,805,877	9,861,768	7,578,243
Value of shares repurchased	(5,083,072)	(3,810,397)	(9,782,702)	(6,236,708)
Net increase (decrease) in net assets resulting from shares transactions	(2,539,131)	(4,520)	79,066	1,341,535
Increase (Decrease) in Net Assets	(2,537,977)	(62,133)	670,444	1,637,224
NET ASSETS:
Beginning of year	10,173,499	10,235,632	5,197,446	3,560,222
End of year	$7,635,522	$10,173,499	$5,867,890	$5,197,446
Undistributed net investment income at end of year	$338	$—	$33,993	$13,164
CHANGES IN SHARES OUTSTANDING:
Shares sold	100,000	150,000	350,000	300,000
Shares repurchased	(200,000)	(150,000)	(350,000)	(250,000)
Shares outstanding, beginning of year	400,000	400,000	200,000	150,000
Shares outstanding, end of year	300,000	400,000	200,000	200,000

See Notes to Financial Statements.

	PowerShares Active U.S. Real Estate Fund (PSR)
	Year Ended October 31, 2012	Year Ended October 31, 2011
OPERATIONS:
Net investment income	$330,258	$225,968
Net realized gain (loss)	2,269,079	2,193,831
Net change in unrealized appreciation (depreciation)	455,905	(1,533,482)
Net increase in net assets resulting from operations	3,055,242	886,317
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(356,550)	(299,271)
Capital gains	(32,040)	—
Return of capital	—	—
Total distributions to shareholders	(388,590)	(299,271)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	29,145,692	21,764,462
Value of shares repurchased	(27,029,873)	(25,178,240)
Net increase (decrease) in net assets resulting from shares transactions	2,115,819	(3,413,778)
Increase (Decrease) in Net Assets	4,782,471	(2,826,732)
NET ASSETS:
Beginning of year	17,611,566	20,438,298
End of year	$22,394,037	$17,611,566
Undistributed net investment income at end of year	$62,528	$55,900
CHANGES IN SHARES OUTSTANDING:
Shares sold	550,000	450,000
Shares repurchased	(500,000)	(550,000)
Shares outstanding, beginning of year	350,000	450,000
Shares outstanding, end of year	400,000	350,000

Financial Highlights

PowerShares Active Low Duration Fund (PLK)

	Year Ended October 31,				For the Period April 8, 2008(a) through
	2012	2011	2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.43	$25.59	$25.39	$24.98	$25.00
Net investment income(b)	0.20	0.23	0.24	0.29	0.28
Net realized and unrealized gain (loss) on investments	0.01	(0.06)	0.36	0.52	(0.01)
Total from investment operations	0.21	0.17	0.60	0.81	0.27
Distribution to shareholders from:
Net investment income	(0.19)	(0.23)	(0.40)	(0.35)	(0.28)
Capital gains	—	(0.04)	—	—	—
Return of capital	—	(0.06)	—	(0.05)	(0.01)
Total distributions	(0.19)	(0.33)	(0.40)	(0.40)	(0.29)
Net asset value at end of period	$25.45	$25.43	$25.59	$25.39	$24.98
Share price at end of period(c)	$25.40	$25.41	$25.55	$25.23	$24.60
NET ASSET VALUE, TOTAL RETURN(d)	0.84%	0.67%	2.37%	3.27%	1.08	%(e)
SHARE PRICE TOTAL RETURN(d)	0.72%	0.75%	2.86%	4.20%	(0.45	)%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$7,636	$10,173	$10,236	$7,618	$2,498
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.29%	0.29	%(f)
Net investment income	0.78%	0.92%	0.94%	1.17%	1.99	%(f)
Portfolio turnover rate(g)	110%	119%	58%	295%	296%

PowerShares Active Mega Cap Fund (PMA)

	Year Ended October 31,				For the Period April 8, 2008(a) through
	2012	2011	2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.99	$23.73	$21.06	$18.24	$25.00
Net investment income(b)	0.46	0.36	0.29	0.26	0.17
Net realized and unrealized gain (loss) on investments	3.29	2.37	2.57	2.86	(6.93)
Total from investment operations	3.75	2.73	2.86	3.12	(6.76)
Distributions to shareholders from:
Net investment income	(0.40)	(0.47)	(0.19)	(0.30)	—
Net asset value at end of period	$29.34	$25.99	$23.73	$21.06	$18.24
Share price at end of period(c)	$29.35	$26.27	$23.75	$21.04	$18.23
NET ASSET VALUE, TOTAL RETURN(d)	14.54%	11.61%	13.58%	17.37%	(27.04	)%(h)
SHARE PRICE TOTAL RETURN(d)	13.36%	12.71%	13.77%	17.29%	(27.08	)%(h)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$5,868	$5,197	$3,560	$3,158	$1,824
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75	%(f)
Net investment income	1.63%	1.37%	1.26%	1.38%	1.30	%(f)
Portfolio turnover rate(g)	53%	89%	58%	87%	41%

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  The mean between the last bid and ask price.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  The net asset value total return from Fund Inception (April 11, 2008, the first day of trading on the exchange) to October 31, 2008 was 0.88%. The share price total return from Fund Inception to October 31, 2008 was (0.89)%.

(f)  Annualized.

(g)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

(h)  The net asset value total return from Fund Inception (April 11, 2008, the first day of trading on the exchange) to October 31, 2008 was (26.27)%. The share price total return from Fund Inception to October 31, 2008 was (26.31)%.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares Active U.S. Real Estate Fund (PSR)

	Year Ended October 31,			For the Period November 19, 2008(a) through
	2012	2011	2010	October 31, 2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$50.32	$45.42	$33.01	$21.66
Net investment income(b)	0.77	0.54	1.07	0.72
Net realized and unrealized gain on investments	5.82	5.15	12.06	11.21
Total from investment operations	6.59	5.69	13.13	11.93
Distribution to shareholders from:
Net investment income	(0.84)	(0.79)	(0.72)	(0.58)
Capital gains	(0.08)	—	—	—
Total distributions	(0.92)	(0.79)	(0.72)	(0.58)
Net asset value at end of period	$55.99	$50.32	$45.42	$33.01
Share price at end of period(c)	$55.94	$50.36	$45.42	$33.05
NET ASSET VALUE, TOTAL RETURN(d)	13.22%	12.77%	40.16%	55.56	%(e)
SHARE PRICE TOTAL RETURN(d)	13.03%	12.86%	39.98%	55.70	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$22,394	$17,612	$20,438	$8,253
Ratio to average net assets of:
Expenses	0.80%	0.80%	0.80%	0.80	%(f)
Net investment income	1.42%	1.10%	2.65%	2.83	%(f)
Portfolio turnover rate(g)	33%	37%	20%	46%

(a)  Commencement of Investment Operations.

(b)  Based on average shares outstanding.

(c)  The mean between the last bid and ask price.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)  The net asset value total return from Fund Inception (November 20, 2008, the first day of trading on the exchange) to October 31, 2009 was 67.47%. The share price total return from Fund Inception to October 31, 2009 was 68.71%.

(f)  Annualized.

(g)  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

Notes to Financial Statements

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2012

Note 1. Organization

PowerShares Actively Managed Exchange-Traded Fund Trust (the "Trust") was organized as a Delaware statutory trust on November 6, 2007 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of October 31, 2012, the Trust offered three portfolios:

Full Name	Short Name
PowerShares Active Low Duration Fund (PLK)	"Active Low Duration Fund"
PowerShares Active Mega Cap Fund (PMA)	"Active Mega Cap Fund"
PowerShares Active U.S. Real Estate Fund (PSR)	"Active U.S. Real Estate Fund"

Each portfolio (each a "Fund" and collectively, the "Funds") represents a separate series of the Trust. The shares of the Funds are referred to herein as "Shares" or "Fund's Shares." Each Fund's Shares are listed and traded on NYSE Arca, Inc.

The market prices of each Fund's Shares may differ to some degree from the Fund's net asset value ("NAV"). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a "Creation Unit." Creation Units are issued and redeemed generally in-kind for a basket of securities, except with respect to Active Low Duration Fund, for which Creation Units are generally issued and redeemed partially for cash and partially in-kind. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective for the Active Low Duration Fund is total return. The investment objective for Active Mega Cap Fund is long-term growth of capital. The investment objective for Active U.S. Real Estate Fund is high total return through growth of capital and current income.

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2012

Investments in open-end registered investment companies not traded on an exchange are valued at the end-of-day NAV per share.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2012

B. Other Risks

Management Risk. The Funds are subject to management risk because they are actively managed portfolios. In managing the Funds' portfolio securities, the Fund's sub-adviser, Invesco Advisers, Inc., applies investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Non-Diversified Fund Risk. Each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund's performance.

Cash Transaction Risk. Unlike most exchange-traded funds ("ETFs"), Active Low Duration Fund currently effects creations and redemptions partially in-kind and partially for cash, rather than primarily in-kind because of the nature of the Fund's investments. As such, investments in the Fund's Shares may be less tax efficient than investments in conventional ETFs.

Risks of Investing in the Real Estate Industry. The Active U.S. Real Estate Fund invests in securities issued by companies in the real estate industry. The risks associated with the real estate industry in general include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry.

Fixed-Income Securities Risk. The Active Low Duration Fund invests in fixed-income securities. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the price of most fixed-income securities goes down. When the general level of interest rates goes down, the price of most fixed-income securities goes up. A measure investors commonly use to determine this sensitivity is called duration. Fixed-income securities with longer durations typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter durations. A number of factors determine duration, including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features and various repayment features. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government.

Equity Risk. The Active Mega Cap Fund and the Active U.S. Real Estate Fund invest in equity securities. Equity risk is the risk that the value of the securities that the Funds hold will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Funds hold participate or factors relating to specific companies in which the Funds invest. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Funds hold; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Funds hold. In addition,

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2012

securities of an issuer in the Funds' portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date net of foreign taxes withheld, if any. Interest income is recorded on the accrual basis. Bond premiums and discounts are amortized and/or accreted for financial purposes. Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

E. Expenses

Each Fund has agreed to pay an annual unitary management fee to Invesco PowerShares Capital Management LLC (the "Adviser"). The Adviser has agreed to pay for substantially all expenses of the Funds, including payments to the Sub-Advisers (as defined below) and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

F. Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid monthly to its shareholders for Active Low Duration Fund, declared and paid annually for Active Mega Cap Fund and declared and paid quarterly for the Active U.S. Real Estate Fund. Each Fund records dividends on ex-dividend date. Each Fund distributes net realized taxable capital gains, if any, generally annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with income tax regulations which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a tax return of capital at fiscal period-end.

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2012

G. Change in Accounting Policy – Equalization

The Funds previously followed the accounting practice known as equalization. Equalization accounting is utilized for book purposes to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital shares. During the year ended October 31, 2012, all Funds discontinued the practice of equalization accounting for book purposes. The prior period financial statements have been restated to reflect the accounting change.

The change in policy has been accounted for in accordance with ASC 250 "Accounting Changes and Error Corrections." The change was implemented for consistent application of book and tax treatment related to the Funds' distributions. The result of the policy change did not have an impact on the Funds' net assets, net increase/decrease in net assets resulting from operations or per share net asset value. Additionally, the change does not have an impact on the amount or tax character of a Funds' distributions to shareholders or net asset value total return.

For financial reporting purposes, the amounts were reported in the Statements of Changes in Net Assets as "Undistributed net investment income (loss) included in the price of units issued and redeemed" as a component of the "Net Increase (Decrease) in net assets resulting from operations" with an offsetting amount included in "Net income (loss) equalization" included in the subtotal "Net Increase (Decrease) in net assets resulting from share transactions." The amount of equalization charges or credits previously reported and the amount in the current period had the change not been made were as follows:

	Statements of Changes in Net Assets Net income (loss) equalization*
	For the year ended October 31, 2012	For the year ended October 31, 2011
Active Low Duration Fund	$(14,747)	$1,840
Active Mega Cap Fund	12,650	(5,894)
Active U.S. Real Estate Fund	(15,507)	143,326

* An equal offsetting amount was made to the operations section of the Statements of Changes in Net Assets.

The per share impact of the net equalization charges and credits disclosed in previous financial statements and the amount in the current period had the change not been made were as follows:

	Financial Highlights
					For the Period April 8, 2008
	Year ended October 31,				through
	2012	2011	2010	2009	October 31, 2008
Active Low Duration Fund	$0.05	$(0.00)	$(0.07)	$(0.03)	$0.00
Active Mega Cap Fund	(0.05)	0.03	—	0.07	(0.00)
Active U.S. Real Estate Fund	0.04	(0.35)	0.59	0.71	—

H. Futures Contracts

The Active Low Duration Fund may enter into U.S. futures contracts to simulate full investment in securities, to facilitate trading or to reduce transaction costs. The Active Low Duration Fund invests in futures contracts on U.S. Treasury securities to manage interest rate risk and may do so with respect to the entire portfolio. A futures contract is an agreement between two parties to purchase or sell a specified underlying security or

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2012

index for a specified price at a future date. The Fund will only enter into futures contracts that are traded on a U.S. exchange and that are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as a receivable or payable on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk, leverage risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and may be required to continue to maintain the margin deposits on the futures contracts until the position expired or matured. Given that the Fund can use futures on U.S. Treasury Securities, the Fund can experience losses even if they are closely correlated. Futures contracts have minimal counterparty risk since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser under which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs, providing certain clerical, bookkeeping and other administrative services and oversight of Invesco Advisers, Inc., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively the "Sub-Advisers"), the Funds' Sub-Advisers, all of which are affiliates of the Adviser. As compensation for its services, each Fund has agreed to pay the Adviser an annual unitary management fee and the Adviser has agreed to pay for substantially all expenses of the Funds, including payments to the Sub-Advisers and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
Active Low Duration Fund	0.29%
Active Mega Cap Fund	0.75%
Active U.S. Real Estate Fund	0.80%

The Adviser has entered into an Investment Sub-Advisory Agreement with the Sub-Advisers for each Fund. The sub-advisory fee is paid by the Adviser to the Sub-Advisers at 40% of the Adviser's compensation of the sub-advised assets.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the "Distributor"), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2012

secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Fund listed below, as of October 31, 2012, the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investment in Securities
	Level 1	Level 2	Level 3	Total
Active Low Duration Fund
Corporate Debt Securities	$—	$996,212	$—	$996,212
U.S. Treasury Securities	—	3,715,626	—	3,715,626
U.S. Government Sponsored Agency Securities	—	2,719,179	—	2,719,179
Money Market Fund	181,963	—	—	181,963
Futures Contract*	(1,247)	—	—	(1,247)
Total Investments	$180,716	$7,431,017	$—	$7,611,733

* Unrealized appreciation (depreciation).

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2012

Note 5. Derivative Investments

Each Fund has implemented required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Fiscal Year-End

The table below summarizes the value of the Active Low Duration Fund's derivative instruments, detailed by primary risk exposure, held as of October 31, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Interest rate risk
Futures contracts(a)	$296	$(1,543)

(a) Includes cumulative appreciation (depreciation) of futures contracts. Only current day's variation margin (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the fiscal year ended October 31, 2012

The table below summarizes the Active Low Duration Fund's gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures Contracts*
Realized Gain (Loss)
Interest rate risk	$(44,914)
Change in Unrealized Appreciation (Depreciation)
Interest rate risk	(2,300)
Total	$(47,214)

* The average value of outstanding futures during the period was $1,650,680.

Open Futures Contracts
Active Low Duration Fund Contract	Number of Contracts	Expiration Date/Commitment	Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 2 Year Notes	3	December-2012/Long	$660,984	$(241)
U.S. Treasury 5 Year Notes	8	December-2012/Short	(994,000)	296
U.S. Treasury 10 Year Notes	6	December-2012/Short	(798,187)	(1,302)
			$(1,131,203)	$(1,247)

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2012

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2012 and 2011:

	2012			2011
	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income	Long-term Capital Gains	Return of Capital
Active Low Duration Fund	$60,359	$—	$—	$93,726	$16,909	$23,768
Active Mega Cap Fund	92,855	—	—	81,438	—	—
Active U.S. Real Estate Fund	379,638	8,952	—	299,271	—	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Long-Term Capital Gains	Undistributed Ordinary Income	Net Unrealized Appreciation	Net Unrealized Appreciation (Depreciation) – Other Investments	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
Active Low Duration Fund	$19,009	$1,277	$85,855	$(3,191)	$—	$7,532,572	$7,635,522
Active Mega Cap Fund	—	33,993	319,856	—	(799,194)	6,313,235	5,867,890
Active U.S. Real Estate Fund	—	62,528	923,929	—	(166,586)	21,574,166	22,394,037

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The Regulated Investment Company Modernization Act of 2010 (the "Act") eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under Internal Revenue Code rules and related regulations based on the results of future transactions.

The following Funds have capital loss carryforward amounts as of October 31, 2012, which expire on October 31 of each year listed below:

					Post-effective no expiration
	2016	2017	2018	2019	Short-term	Long-term	Total*
Active Low Duration Fund**	$—	$—	$—	$—	$—	$—	$—
Active Mega Cap Fund	94,465	413,231	109,797	—	139,882	41,819	799,194
Active U.S. Real Estate Fund	—	—	—	—	166,586	—	166,586

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

** The Fund utilized $16,126 of capital loss carryforward during the fiscal year ended October 31, 2012.

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2012

Note 7. Investment Transactions

For the fiscal year ended October 31, 2012, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, U.S. Government, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
Active Low Duration Fund	$857,880	$726,869
Active Mega Cap Fund	3,683,999	3,693,610
Active U.S. Real Estate Fund	7,814,216	7,742,110

For the fiscal year ended October 31, 2012, the cost of securities purchased and the proceeds from sales of U.S. Government securities for the Active Low Duration Fund amounted to $7,723,769 and $10,547,722, respectively.

For the fiscal year ended October 31, 2012, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
Active Low Duration Fund	$—	$—
Active Mega Cap Fund	5,597,152	5,485,530
Active U.S. Real Estate Fund	24,501,091	22,498,985

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2012, the aggregate costs and the net unrealized appreciation (depreciation) of investment for tax purposes were as follows:

	Cost	Net Unrealized Appreciation	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
Active Low Duration Fund	$7,527,125	$85,855	$86,839	$(984)
Active Mega Cap Fund	5,549,769	319,856	505,103	(185,247)
Active U.S. Real Estate Fund	21,480,951	923,929	1,296,219	(372,290)

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions on October 31, 2012, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2012, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Active Low Duration Fund	$—	$—	$—
Active Mega Cap Fund	—	(796,127)	796,127
Active U.S. Real Estate Fund	32,920	(2,425,064)	2,392,144

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2012

Note 9. Trustees' Fees

The Funds compensate each Trustee who is not an "interested person" as defined in the 1940 Act (an "Independent Trustee"). The Adviser, as a result of the unitary management fee, pays for such compensation. Each Trustee who is an "interested person" (the "Non-Independent Trustee") of the Trust does not receive any Trustees' fees.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Note 10. Capital

Shares are created and redeemed by the Trust only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Except for the Active Low Duration Fund, such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. For Active Low Duration Fund, Creation Units are issued and redeemed partially for cash and partially in-kind, which may decrease the tax efficiency of the Fund compared to ETFs that utilize an entirely in-kind redemption process. Cash may be substituted equivalent to the value of certain securities, generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. Active Low Duration Fund issues and redeems Shares generally partially for cash and partially in-kind. Transactions in a Fund's Shares are disclosed in detail on the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 12. Subsequent Event

At a meeting held on December 18, 2012, the Board of Trustees of the Trust approved the liquidation of PowerShares Active Low Duration Fund and PowerShares Active Mega Cap Fund, which is expected to commence on February 26, 2013. Investors, who have elected not to sell their shares before February 26, 2013, will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, on or about March 7, 2013.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Actively Managed Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Active Low Duration Fund, PowerShares Active Mega Cap Fund and PowerShares Active U.S. Real Estate Fund (each an individual portfolio of PowerShares Actively Managed Exchange-Traded Fund Trust, hereafter referred to as the "Funds") at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 2G of the Notes to Financial Statements, the Funds changed their accounting policy to discontinue the use of the equalization accounting for book purposes.

As disclosed in Note 12 of the Notes to Financial Statements, the PowerShares Active Low Duration Fund and PowerShares Active Mega Cap Fund will liquidate after the close of business on February 26, 2013.

/s/ PricewaterhouseCoopers LLP
Chicago, IL
December 21, 2012

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2012:

Federal Income Tax Information

	Qualified dividend Income*	Dividends-received Deduction*	Qualified Interest Income*
Active Low Duration Fund	0%	0%	99%
Active Mega Cap Fund	100%	100%	0%
Active U.S. Real Estate Fund	1%	1%	0%

Active Low Duration Fund designates $8,952 as a long-term capital gain distribution for the year ended October 31, 2012.

  *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

Trustees and Officers

The Independent Trustees, the Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of October 31, 2012.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (54) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's three portfolios and three other exchange-traded fund trusts with 119 portfolios advised by the Adviser.

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Todd J. Barre (54) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's three portfolios and three other exchange-traded fund trusts with 119 portfolios advised by the Adviser.

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	122	None
Philip M. Nussbaum (50) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Chairman, Performance Trust Capital Partners (2004-Present).	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's three portfolios and three other exchange-traded fund trusts with 119 portfolios advised by the Adviser.

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Donald H. Wilson (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Chairman Since 2012; Trustee Since 2008	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	122	None

  *  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's three portfolios and three other exchange-traded fund trusts with 119 portfolios advised by the Adviser.

Trustees and Officers (Continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Trustees are shown below.

Name, Address and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
H. Bruce Bond (49) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly, Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002).	122	None

  *  This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's three portfolios and three other exchange-traded fund trusts with 119 portfolios advised by the Adviser.

Trustees and Officers (Continued)

Name, Address and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
Kevin M. Carome (56) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E. Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly, Senior Vice President and General Counsel, Invesco Advisors, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	122	None

  *  This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2012, the Fund Complex consisted of the Trust's three portfolios and three other exchange-traded fund trusts with 119 portfolios advised by the Adviser.

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (38) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046	President	Since 2009

Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007).

Benjamin Fulton (51) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009

Executive Vice President – Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly, principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicagoland area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001).

Peter Hubbard (31) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009

Vice President and Director of Portfolio Management – Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (55) Invesco Canada Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009

Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

Trustees and Officers (Continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Christopher Joe (42) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd.; Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser); formerly, Assistant Fund Accounting Manager, Invesco, Ltd.
Sheri Morris (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Treasurer	Since 2012

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia (38) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2011

Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

  *  This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

PROXY VOTING POLICIES AND PROCEDURES

A description of the Trust's proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust's Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Commission's website at www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2012 Invesco PowerShares Capital Management LLC  P-PS-AR-10

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.  This Code is filed as an exhibit to this report on Form N-CSR under Item 12(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2012.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has three “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Mr. Philip M. Nussbaum, and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP (“PwC”) billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2012	Percentage of Services Approved for fiscal year end 2012 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2011	Percentage of Services Approved for fiscal year end 2011 Pursuant to Waiver of Pre- Approval Requirement(1)

Audit Fees	$43,080	N/A	$42,450	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$19,830	0%	$32,323	0%
All Other Fees	$0	0%	$0	0%
Total Fees	$62,910	0%	$74,773	0%

PwC billed the Registrant aggregate fees of $19,830 for the fiscal year ended October 31, 2012 and $32,323 for the fiscal year ended October 31, 2011, for non-audit services rendered to the Registrant.

(1)                                 For the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during the fiscal year in which the services are provided; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)                                 Tax fees for the fiscal year ended October 31, 2012 includes fees billed for reviewing tax returns,  excise tax returns and excise distributions calculations. Tax fees for the fiscal year ended October 31, 2011 included fees billed for reviewing tax returns, tax returns for the liquidated funds, excise tax returns, excise tax distribution calculations and providing tax consultation services.

PwC did not bill any fees for non-audit services rendered to the Registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended October 31, 2012 and October 31, 2011.

Audit Committee Pre Approval Policies and Procedures

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As Adopted by the Audit Committee of
the PowerShares Funds (the “Funds”)

June 26, 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”).  As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting.  The SEC Rules also specify the types of services that an Auditor may not provide to its audit client.  The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”).  As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made.  The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee.  The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services for engagements of less than $20,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements.  The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide.  Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations.  The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.              Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.              The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.              Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.              Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.              Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee.  Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made.  The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor.  The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered.  The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed at the next quarterly scheduled Audit Committee meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service.  The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures.  The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring.  Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•                  Bookkeeping or other services related to the accounting records or financial statements of the audit client

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any service or product provided for a contingent fee or a commission

•                  Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•                  Tax services for persons in financial reporting oversight roles at the Fund

•                  Any other service that the Public Company Oversight Board determines by regulation is impermissible.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists of the independent trustees. The Audit Committee members are Ronn R. Bagge, Todd J. Barre, Marc M. Kole, Philip M. Nussbaum, and Donald H. Wilson.

Item 6. Schedule of Investments.

The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

a)                             Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

b)                             There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Code of Ethics

(a)(2)                  Certifications of the Registrant’s President and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)                  Not Applicable.

(b)                                 Certifications of the Registrant’s President and Treasurer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PowerShares Actively Managed Exchange-Traded Fund Trust

By:	/s/ Andrew Schlossberg

Name:	Andrew Schlossberg
Title:	President

Date:	January 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Andrew Schlossberg

Name:	Andrew Schlossberg
Title:	President

Date:	January 3, 2013

By:	/s/ Sheri L. Morris

Name:	Sheri L. Morris
Title:	Treasurer

Date:	January 3, 2013